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                    EMPLOYMENT AND NON-COMPETITION AGREEMENT

                  THIS AGREEMENT is entered into as of October 16, 2000, by and between BART GREENWOOD (the "Employee") and PREDICTIVE SYSTEMS, INC., a Delaware corporation (the "Company").

                  1. Duties and Scope of Employment.

                           (a) Position. For the duration of his employment
under this Agreement (the "Employment"), the Company agrees to employ the Employee in the position of Vice President of the Company. Through December 31, 2000, the Employee shall continue in his position as Chief Operating Officer of Synet Service Corporation, a subsidiary of the Company, and shall report to Michael J. Wethington. Commencing January 1, 2001, the Employee shall hold a senior operations position with the Company and shall report to a member of the Company's executive management team.

                           (b) Obligations to the Company. During his
Employment, the Employee shall devote his full business efforts and time to the Company. During his Employment, without the prior written approval of the Company, the Employee shall not render services in any capacity to any other person or entity and shall not act as a sole proprietor or partner of any other person or entity or as a shareholder owning more than five percent of the stock of any other corporation. The Employee shall comply with the Company's policies and rules, as they may be in effect from time to time during his Employment.

                           (c) No Conflicting Obligations. The Employee
represents and warrants to the Company that he is under no obligations or commitments, whether contractual or otherwise, that are inconsistent with his obligations under this Agreement. The Employee represents and warrants that (i) he will not use or disclose, in connection with his employment by the Company, any trade secrets or other proprietary information or intellectual property in which he or any other person has any right, title or interest and (ii) that his employment by the Company, as contemplated by this Agreement, will not infringe or violate the rights of any other person. The Employee represents and warrants to the Company that he has returned all property and confidential information belonging to any prior employer.

                  2. Cash and Incentive Compensation.

                           (a) Salary. During the Employee's Employment, the
Company shall pay the Employee as compensation for his services a base salary at a gross annual rate of not less than $150,000. Effective January 1, 2001, such salary shall be increased to $165,000. Such salary shall be payable in accordance with the Company's standard payroll procedures. (The annual compensation specified in this Subsection (a), together with any increases in such compensation that the Company may grant from time to time, is referred to in this Agreement as "Base Compensation.")

                           (b) Incentive Bonuses. For the year ending December
31, 2000, the Employee shall be eligible to be considered for an incentive bonus of up to $100,000. For


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subsequent years, the Employee shall be eligible to be considered for an annual incentive bonus of up to 50% of his Base Compensation. All bonuses (if any) shall be awarded based on objective or subjective criteria established in advance by the Company's Board of Directors (the "Board"). The determinations of the Board with respect to such bonuses shall be final and binding.

                  3. Vacation and Employee Benefits. During his Employment, the Employee shall be eligible for paid vacations. Such vacations shall be subject to the Company's standard policy for similarly situated employees, as it may be amended from time to time, except that the Employee shall be entitled to at least three weeks of paid vacation per year. During his Employment, the Employee shall be eligible to participate in any employee benefit plans maintained by the Company for similarly situated employees, subject in each case to the generally applicable terms and conditions of the plan in question and to the determinations of any person or committee administering such plan.

                  4. Business Expenses. During his Employment, the Employee shall be authorized to incur necessary and reasonable travel, entertainment and other business expenses in connection with his duties hereunder. The Company shall reimburse the Employee for such expenses upon presentation of an itemized account and appropriate supporting documentation, all in accordance with the Company's generally applicable policies.

                  5. Term of Employment.

                           (a) Termination of Employment. The Employee may
resign at any time and for any reason (or no reason) by giving the Company 14 days' advance notice in writing. The Company may terminate the Employee's Employment at any time and for any reason (or no reason), and with or without Cause, by giving the Employee 14 days' advance notice in writing. If the Company terminates the Employee's Employment without Cause, the Employee shall be entitled to severance benefits under Section 6. The Employee's Employment shall terminate automatically in the event of his death. The termination of the Employee's Employment for any reason shall not limit or otherwise affect any of his obligations under Section 7.

                           (b) Employment at Will. The Employee's Employment
with the Company shall be "at will," meaning that the Company shall be entitled to terminate his Employment at any time and for any reason, with or without Cause. Any contrary representations that may have been made to the Employee shall be superseded by this Agreement. This Agreement shall constitute the full and complete agreement between the Employee and the Company on the "at will" nature of his Employment, which may only be changed in an express written agreement signed by the Employee and a duly authorized officer of the Company.

                           (c) Rights Upon Termination. Except as expressly
provided in Section 6, upon the termination of the Employee's Employment, the Employee shall only be entitled to the compensation, benefits and reimbursements described in Sections 2, 3 and 4 for the period preceding the effective date of the termination. The payments under this Agreement shall fully discharge all responsibilities of the Company to the Employee.


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                           (d) Termination of Agreement. This Agreement shall
remain in effect indefinitely and shall terminate only when all obligations of the parties hereunder have been satisfied.

                  6. Severance Benefits.

                           (a) General Release. Any other provision of this
Agreement notwithstanding, Subsection (b) below shall not apply unless the Employee has executed a Separation Agreement and General Release in the form attached to this Agreement as Exhibit A.

                           (b) Severance Pay. If the Company terminates the
Employee's Employment for any reason other than Cause, then the Company shall pay the Employee his Base Compensation for a period of six months following the termination of his Employment. Such Base Compensation shall be paid at the rate in effect at the time of the termination of Employment and in accordance with the Company's standard payroll procedures.

                           (c) Definition of "Cause." For all purposes under
this Agreement, "Cause" shall mean:

                              (i) Any material breach of this Agreement, the Proprietary Information and Inventions Agreement between the Employee and the Company, or any other written agreement between the Employee and the Company;

                              (ii) Any material failure to comply with the Company's written policies or rules, as they may be in effect from time to time during the Employee's Employment;

                              (iii) Conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof;

                              (iv) Threats or acts of violence or unlawful harassment directed at any present, former or prospective employee, independent contractor, vendor, customer or business partner of the Company;

                              (v) The sale, possession or use of illegal drugs on the premises of the Company or a customer or business partner of the Company;

                              (vi) Abuse of alcohol that has a detrimental effect upon the Employee's performance of his duties under this Agreement;

                              (vii) Misappropriation of the assets of the Company or other acts of fraud or embezzlement;

                              (viii) Illegal or unethical business practices;

                              (ix) Gross misconduct or gross negligence in the performance of duties assigned to the Employee under this Agreement; or



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                              (x) Repeated failure to perform lawful and
         reasonable duties assigned to the Employee under this Agreement.

The foregoing shall not be deemed an exclusive list of all acts or omissions that the Company may consider as grounds for the termination of the Employee's Employment without Cause.

                  7. Non-Solicitation and Non-Competition.

                           (a) Prohibited Conduct. In exchange for the Company's
purchase of his stock in Synet Service Corporation and the consideration stated in this Agreement, the Employee agrees that, for a period of two years from the effective date of the termination of his Employment for any reason, he shall not:

                              (i) Directly or indirectly, individually or in conjunction with others, engage in activities that compete with the Business or work for any entity engaged in a business that competes with the Business. The Employee in particular agrees not to solicit, serve, contract with or otherwise engage any existing or prospective customer, client or account of the Company in the area of the Business. The Employee and the Company agree that the Business is global in scope.

                              (ii) Cause or attempt to cause any existing or prospective customer, client or account of the Company in the area of the Business to divert from, terminate, limit or in any manner modify, or fail to enter into, any actual or potential business relationship with the Company. The Employee and the Company agree that this provision is reasonably enforced with reference to any geographic area in which the Business maintains any such relationship.

                              (iii) Directly or indirectly solicit, or conspire with others to solicit, any of the Company's employees for employment. The term "employment" for purposes of this Paragraph (iii) means to enter into an arrangement for services as a full-time or part-time employee, independent contractor, agent or otherwise. The Employee and the Company agree that this provision is reasonably enforced as to any geographic area in which the Company conducts the Business.

The Employee further agrees during the two-year period described above to inform any new employer or other person or entity with whom the Employee enters into a business relationship, before accepting employment or entering into a business relationship, of the existence of this Section 7.

                           (b) Definition of "Business." For all purposes under
this Agreement, "Business" shall mean any business in which the Company is engaged at the effective date of the termination of the Employee's Employment for any reason, either directly or through its subsidiaries and affiliates.



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                           (c) Savings Clause. The Employee agrees that the
scope and terms of this Section 7 are reasonable and that it is the Employee's intent and desire that this Section 7 be enforced to the fullest extent permissible under the laws and public policies applied in the jurisdiction in which enforcement is sought. If any particular provision of this Section 7 is adjudicated to be invalid or unenforceable, the parties specifically authorize the tribunal making such determination to modify the invalid or unenforceable provision to allow this Section 7 to be valid and enforceable to the fullest extent allowed by law.

                           (d) Non-Disclosure. The Employee has entered into an
Employee Invention and Secrecy Agreement with the Company in the form attached to this Agreement as Exhibit B, which is incorporated herein by reference.

                  8. Successors.

                           (a) Company's Successors. This Agreement shall be
binding upon any successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which becomes bound by this Agreement.

                           (b) Employee's Successors. This Agreement and all
rights of the Employee hereunder shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

                  9. Miscellaneous Provisions.

                           (a) Notice. Notices and all other communications
contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when deposited for mailing by U.S. registered or certified mail, return receipt requested and postage prepaid. In the case of the Employee, mailed notices shall be addressed to him at the home address that he most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

                           (b) Modifications and Waivers. No provision of this
Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Employee and by an authorized officer of the Company (other than the Employee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

                           (c) Whole Agreement. No other agreements,
representations or understandings (whether oral or written and whether express or implied) that are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter hereof. This Agreement and the Proprietary Information and Inventions Agreement contain the entire understanding of the parties with respect to the subject matter hereof.



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                           (d) Withholding Taxes. All payments made under this
Agreement shall be subject to reduction to reflect taxes or other charges required to be withheld by law.

                           (e) Choice of Law and Severability. This Agreement is
executed by the parties in the State of New York and shall be interpreted in accordance with the laws of such State (except their provisions governing the choice of law). If any provision of this Agreement becomes or is deemed invalid, illegal or unenforceable in any jurisdiction by reason of the scope, extent or duration of its coverage, then such provision shall be deemed amended to the extent necessary to conform to applicable law so as to be valid and enforceable or, if such provision cannot be so amended without materially altering the intention of the parties, then such provision shall be stricken and the remainder of this Agreement shall continue in full force and effect. Should there ever occur any conflict between any provision contained in this Agreement and any present or future statue, law, ordinance or regulation contrary to which the parties have no legal right to contract, then the latter shall prevail but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it into compliance with applicable law. All the other terms and provisions of this Agreement shall continue in full force and effect without impairment or limitation.

                           (f) Enforcement. Any controversy or claim arising out
of or relating to this Agreement or the breach thereof, or the Employee's Employment or the termination thereof, with the exception of any controversy or claim arising out of or relating to Section 7, shall be settled in New York, New York, by arbitration in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association. The decision of the arbitrator shall be final and binding on the parties, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The Company and the Employee shall share equally all fees and expenses of the arbitrator. Any controversy or claim arising out of or relating to
Section 7 shall be settled in the appropriate federal or state court in the State of New York. The Company and the Employee hereby consent to personal jurisdiction of the state and federal courts located in the State of New York for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the parties are participants. The Employee acknowledges that (i) any breach of Section 7 will cause irreparable harm to the Company for which damages would not be an adequate remedy and (ii) the Company, therefore, will be entitled to injunctive relief with respect thereto in addition to any other remedies.

                           (g) No Assignment. This Agreement and all rights and
obligations of the Employee hereunder are personal to the Employee and may not be transferred or assigned by the Employee at any time. The Company may assign its rights under this Agreement to any entity that assumes the Company's obligations hereunder in connection with any sale or transfer of all or a substantial portion of the Company's assets to such entity.

                           (h) Counterparts. This Agreement may be executed in
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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                  IN WITNESS WHEREOF, each of the parties has executed this
Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.







                                        ----------------------------------------


                                        PREDICTIVE SYSTEMS, INC.


                                        By
                                            ------------------------------------

                                        Title:
                                                --------------------------------



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